Exhibit 32.2

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AiAdvertising, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2024 (the “Report”) I, Douglas Beck, CPA, Chief Financial Officer of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 12, 2024

By:	/s/ Douglas Beck, CPA
Douglas Beck, CPA, Chief Financial Officer
(Principal Financial and Accounting Officer)